VANGUARD
INSTITUTIONAL INDEX
FUND

[PHOTO]

SEMIANNUAL
REPORT
JUNE 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 9,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

o The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS VANGUARD, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

o The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

o The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    CONTENTS

                                  A Message to
                                Our Shareholders
                                        1

                                 The Markets in
                                   Perspective
                                        4

                                  Fund Profile
                                        6

                              Performance Summaries
                                        8

                              Financial Statements
                                        9

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]
John J. Brennan   John C. Bogle
Chairman & CEO    Senior Chairman

Large-capitalization stocks again led the U.S. stock market higher during the six months ended June 30, 1999, buoyed by strong economic growth and stabilizing overseas markets. In this environment, Vanguard Institutional Index Fund returned +12.4% for the first half of its fiscal year, matching the return of the S&P 500 Index--which, of course, your fund tracks--and topping the +11.0% return of the average general equity fund.
     The adjacent table compares the fund's six-month total return (capital change plus reinvested dividends) with the returns of the S&P 500 Index and the average general equity mutual fund. The performance of the fund's Institutional Plus shares, which are available for a minimum investment of $200 million, is presented at the bottom of the table. The fund's return is based on an increase in net asset value from $112.85 per share on December 31, 1998, to $125.60 per share on June 30, 1999, and is adjusted for distributions of $0.73 per share paid from net investment income and a distribution of $0.42 per share paid from net realized capital gains. (For the Institutional Plus shares, the distributions were $0.748 and $0.42, respectively.)

----------------------------------------------------
                                      TOTAL RETURNS
                                    SIX MONTHS ENDED
                                      JUNE 30, 1999
----------------------------------------------------
Vanguard Institutional Index Fund         +12.4%
Average General Equity Fund               +11.0
S&P 500 Index                             +12.4
----------------------------------------------------
Plus Shares                               +12.4%
----------------------------------------------------

THE PERIOD IN REVIEW
The key influences on financial markets during the first half of 1999 were the surprising strength of the U.S. economy's long-running expansion, promising corporate earnings, and the increasing signs that a number of shaky foreign economies were on firmer footing. These factors were partly responsible for both broad-based gains in U.S. stocks and increases in interest rates, which sent bond prices lower.
     The overall U.S. stock market, as measured by the Wilshire 5000 Equity Index, gained +11.8%--equivalent to more than a full year's return based on historical norms. But the half-year saw a sharp rotation in market leadership. As the outlook for global economic growth kept improving, there was a notable revival in cyclical stocks--commodity-related companies, machinery makers, and other firms whose profit prospects are most closely tied to the economy's ups and downs. This was a welcome change for cyclicals and other "value" stocks, which had lagged the market not just in the first quarter but for much of the last five years.
     Within the S&P 500 Index, the value stocks--those generally characterized by above-average dividend yields and below-average price/earnings ratios--carried the day during the second quarter. For the first half of the year, they gained +14.0% versus a gain of +11.0% for growth stocks. Many industrial companies posted spectacular returns during the quarter, in stark contrast to their lagging performance during the first quarter. For example, aluminum maker Alcoa gained +50% from the end of March until June 30.
     For bond investors, a surging economy has a dark side: the possibility that prices and wages will rise and push up inflation, which diminishes the buying power of future bond interest and principal payments. Interest rates held steady in January, but rose throughout the rest of the half-year. And on the final day of the period, the Federal Reserve Board hiked its target for short-term interest rates by 0.25% amid concerns about higher inflation. The yield of the benchmark 30-year Treasury bond increased 86 basis points (0.86 percentage point) on balance during the six months, rising from 5.10% to 5.96%. The rate rise was less pronounced for short-term securities, with the 3-month Treasury bill's yield rising 33 basis points, from 4.45% on December 31 to 4.78% on June 30.

PERFORMANCE OVERVIEW
The performance of Vanguard Institutional Index Fund during the half-year was excellent, both on an absolute basis and relative to our comparative benchmarks. Our +12.4% return matched that of the S&P 500 Index, and was 1.4 percentage points ahead of the return of the average general equity mutual fund. Our advantage over the average fund can be attributed partly to the strong performance of large companies, which dominate the index and led the market despite the second-quarter resurgence of mid- and small-cap shares. The index was powered by technology stocks, which make up 17% of its assets and returned +24% for the half-year. Strong contributions also came from the "other energy" sector (up +40% thanks to higher oil prices), producer durables (+26%), and materials & processing stocks (+25%). Meanwhile, health-care issues and consumer staples (large consumer-product companies) lagged, posting negative returns for the period.
     Our fund's achievement in matching the return of its index benchmark is noteworthy because, unlike a mutual fund, an index incurs no operating costs. That the fund overcame this disadvantage is a credit to our tiny expense ratio (just 0.03% for the six months and 0.06% on an annual basis), as well as to the expertise of Vanguard Core Management Group, which oversees the investments for all Vanguard stock index funds. Our Institutional Plus shares, with their minuscule annual expense ratio of 0.025%, also provided a +12.4% return for the half-year.
     While our excellent absolute performance is surely welcome, returns on the order of +12% for a six-month period are well above what should be expected from any investment. We believe that investors who understand the cyclical nature of the financial markets will be best prepared for the inevitable period when stock returns revert to their (much lower) long-term historical norms. For its part, Vanguard Institutional Index Fund will continue to provide investors with an excellent way to capture the returns of the large-cap stock market--at one of the lowest costs in the mutual fund industry.

IN SUMMARY
Sticking with a portfolio diversified across various asset classes and market segments can be trying at times, particularly when one segment runs ahead of the others and seems to be "the only game in town." But in the long run, investors are well served by investment programs constructed with the knowledge that market leadership can change abruptly and unpredictably. So once you've decided on an investment plan suited to your time horizon, goals, and tolerance for risk, we urge you to stay the course.




John C. Bogle                               John J. Brennan
Senior Chairman                             Chairman and
                                            Chief Executive Officer
July 17, 1999

NOTICE TO SHAREHOLDERS
In the past, the quarterly income dividends that Vanguard Institutional Index Fund distributed to shareholders were paid at a "set rate." Income the fund earned during the first three quarters that was in excess of the set rate was distributed in the December income dividend. In June 1999, the fund began distributing income on a "pay as you go" basis, rather than according to a set rate. This policy change provides for a more even distribution of income by distributing substantially all of the income earned during each quarter to the fund's shareholders at the end of the quarter. As a result, the fund's June dividend of $0.43 per share ($0.44 per share for Institutional Plus) included about $0.03 of residual income that remained in the fund after the March dividend.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 1999

[PHOTO]

A markedly improved global economic outlook during the first half of 1999 led to mostly positive stock market returns and lower bond prices.
     As the year began, many observers expected that severe economic crises in Asia, Russia, and some Latin American nations would restrain business activity worldwide, even in the United States, which has been the world's economic locomotive. By spring, however, a consensus emerged that global economic activity was likely to be solid, if not robust. This change in sentiment stemmed from several factors, including further vigorous growth in the U.S. economy, a belief that Asia's slump had bottomed out, and moves in Europe to ease monetary policy to encourage growth.
     Interest rates rose as investors stopped wondering whether the Federal Reserve Board would lower interest rates--as it had three times in autumn 1998--and began to wonder when the Fed would increase rates to slow growth and thereby forestall inflation. Indeed, on the final day of the period, the Fed boosted short-term rates by 0.25 percentage point. In the stock market, the brighter economic outlook led to a change in leadership from glamorous large-capitalization growth stocks to value stocks and small-cap stocks, both of which had been among Wall Street's wallflowers in recent years.

--------------------------------------------------------------------------------
                                                     Total Returns
                                              Periods Ended June 30, 1999
                                         ---------------------------------------
                                          6 Months       1 Year      5 Years*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                             12.4%         22.8%        27.9%
  Russell 2000 Index                         9.3           1.5         15.4
  Wilshire 5000 Index                       11.8          19.5         25.7
  MSCI EAFE Index                            4.1           7.9          8.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index               -1.4%          3.2%         7.8%
  Lehman 10 Year Municipal Bond Index       -1.7           2.3          6.8
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                  2.2           4.7          5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                       1.4%          2.0%         2.3%
--------------------------------------------------------------------------------
*Annualized.

U.S. STOCK MARKETS
The rise in stock prices reflected the healthy domestic economy and improving prospects for corporate earnings. The overall market, as measured by the Wilshire 5000 Index, rose 11.8% during the period, while the S&P 500 Index, a yardstick for large-cap stocks, gained 12.4%.
     Large-cap growth stocks, which are generally perceived as less vulnerable than other stocks to economic slowdowns, continued to lead the market's climb during the first quarter of the year. During the second quarter, however, value stocks--especially producers of commodity products such as oil, aluminum, and chemicals--moved to the front of the pack. Providing support were generally upbeat corporate profit reports. Indeed, earnings gains were sufficient to send prices higher despite rising interest rates, which often depress stock prices as well as bond prices. For the six months, the S&P 500 Index's value stocks posted a 14.0% return while its growth stocks gained 11.0% as a group.

     Small-cap stocks, as measured by the Russell 2000 Index, gained 9.3%, although that fact masks a remarkable turnaround: Small-caps declined 5.4% during the first quarter of 1999, then advanced 15.6% during the second quarter. Even so, the cumulative return of the Russell 2000 over the past three years lags the S&P 500 Index by nearly 80 percentage points (+37.6% for the Russell 2000 versus +115.2% for the S&P 500).
     Four of the top-performing sectors within the S&P 500 Index during the half-year were solidly in the value camp--the "other energy" group (+40%); producer durables (+26%); materials & processing (+25%); and integrated-oils (+17%). The strongest growth-oriented sector was the irrepressible technology group (+24%). The poor performance of the consumer staples sector (-8%) was due in part to the gains of the U.S. dollar against most foreign currencies, which reduced the value of earnings from overseas operations.

U.S. BOND MARKETS
The powerful economic expansion that buoyed corporate profits and stock prices was too much of a good thing for the bond market. Inflation was well behaved--consumer prices rose 1.4% for the six months and 2.0% for the twelve months ended June 30--but investors and Fed policymakers clearly were concerned that an overheated economy might yet trigger significant increases in wages and overall prices. Certainly, there was no evidence of the "natural slowing" that many analysts expected for the economy, which is in the longest peacetime expansion ever.
     Yields on U.S. Treasury bonds rose by approximately 1 percentage point--a significant rise for a six-month period. The yield of the 30-year Treasury bond rose 86 basis points, to 5.96% on June 30 from 5.10% on December 31, 1998. The yield of the 10-year Treasury rose 113 basis points, to 5.78% from 4.65%. Money market rates didn't rise as far: Yields on 3-month T-bills increased on balance by only 33 basis points, to 4.78% on June 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Aggregate Bond Index, a benchmark for investment-grade taxable bonds, declined 1.4% on a total-return basis, as bond prices declined an average of 4.4%, outweighing the 3.0% in interest income for the period.

INTERNATIONAL STOCK MARKETS
Led by sharp recoveries in stock prices in Japan and many emerging markets, international stock prices generated positive returns in local currencies during the six months. However, a pervasive rise in the value of the U.S. dollar against other currencies reduced returns for U.S. investors (returns from abroad are augmented when the dollar falls in value against other currencies).
     Overall, the developed markets outside the United States gained 4.1% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The biggest increases were in the Pacific region--up 27.3% in local-currency terms and 21.1% when measured in U.S. dollars. Europe, which accounts for the lion's share of EAFE's market capitalization, was up 8.2% in local currencies. But in U.S. dollars, the return from European stocks was a negative 2.3%, as weakness in European currencies--notably in the euro, the new 11-nation common currency--lopped more than 10 percentage points from the local-currency returns. The MSCI Select Emerging Markets Free Index shot up 31.5% in dollar terms, led by Asian markets that rebounded from severe losses suffered in 1997 and 1998.

FUND PROFILE
INSTITUTIONAL INDEX FUND
This Profile provides a snapshot of the fund's characteristics as of June 30, 1999, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 7.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------
                          INSTITUTIONAL
                                  INDEX                S&P 500
--------------------------------------------------------------
Number of Stocks                    511                    500
Median Market Cap                $70.1B                 $70.1B
Price/Earnings Ratio              29.6x                  29.6x
Price/Book Ratio                   5.2x                   5.2x
Yield                              1.2%                   1.2%
Yield--Plus Shares                 1.3%                   1.2%
Return on Equity                  22.4%                  22.4%
Earnings Growth Rate              14.8%                  14.8%
Foreign Holdings                   1.6%                   1.6%
Turnover Rate                      12%*                     --
Expense Ratio                    0.06%*                     --
Expense Ratio--
  Plus Shares                   0.025%*                     --
Cash Reserves                      0.1%                     --

*Annualized.


INVESTMENT FOCUS
---------------------------------
[GRID]
STYLE - BLEND
MARKET CAP - LARGE


VOLATILITY MEASURES
------------------------------------------
              INSTITUTIONAL
                      INDEX        S&P 500
------------------------------------------
R-Squared              1.00           1.00
Beta                   1.00           1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------
Microsoft Corp.                          4.1%
General Electric Co.                     3.3
International Business Machines Corp.    2.1
Wal-Mart Stores, Inc.                    1.9
Cisco Systems, Inc.                      1.8
Lucent Technologies, Inc.                1.8
Intel Corp.                              1.8
Exxon Corp.                              1.7
AT&T Corp.                               1.6
Merck & Co., Inc.                        1.5
---------------------------------------------
Top Ten                                 21.6%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                         JUNE 30, 1998                   JUNE 30, 1999
                        --------------------------------------------------------
                         INSTITUTIONAL         INSTITUTIONAL
                             INDEX                 INDEX                S&P 500
                        --------------------------------------------------------
Auto & Transportation ....    3.3%                  2.5%                   2.5%
Consumer Discretionary ...   10.2                  12.8                   12.8
Consumer Staples .........   10.7                   7.8                    7.8
Financial Services .......   18.5                  16.5                   16.5
Health Care ..............   12.1                  11.1                   11.1
Integrated Oils ..........    6.5                   5.1                    5.1
Other Energy .............    1.0                   1.4                    1.4
Materials & Processing ...    5.3                   3.5                    3.5
Producer Durables ........    3.5                   3.5                    3.5
Technology ...............   13.0                  18.9                   18.9
Utilities ................   10.3                  11.3                   11.3
Other ....................    5.6                   5.6                    5.6
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

INSTITUTIONAL INDEX FUND
TOTAL INVESTMENT RETURNS: JULY 31, 1990-JUNE 30, 1999
--------------------------------------------------------------------------------
                         INSTITUTIONAL INDEX FUND                     S&P 500
FISCAL          CAPITAL          INCOME              TOTAL             TOTAL
YEAR             RETURN          RETURN             RETURN            RETURN
--------------------------------------------------------------------------------
1990              -7.3%            1.6%              -5.7%             -5.7%
1991              26.4             3.9               30.3              30.5
1992               4.5             3.0                7.5               7.6
1993               7.1             2.9               10.0              10.1
1994              -1.5             2.8                1.3               1.3
--------------------------------------------------------------------------------
                         INSTITUTIONAL INDEX FUND                     S&P 500
FISCAL          CAPITAL          INCOME              TOTAL             TOTAL
YEAR             RETURN          RETURN             RETURN            RETURN
--------------------------------------------------------------------------------
1995              34.4%            3.2%              37.6%             37.6%
1996              20.6             2.5               23.1              23.0
1997              31.2             2.2               33.4              33.4
1998              27.1             1.7               28.8              28.6
1999*             11.7             0.7               12.4              12.4
--------------------------------------------------------------------------------
*Six months ended June 30, 1999.
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.


INSTITUTIONAL INDEX FUND PLUS SHARES
TOTAL INVESTMENT RETURNS: JULY 7, 1997-JUNE 30, 1999
--------------------------------------------------------------------------------
                       INSTITUTIONAL INDEX FUND
                              PLUS SHARES                             S&P 500
FISCAL          CAPITAL          INCOME              TOTAL             TOTAL
YEAR             RETURN          RETURN             RETURN            RETURN
--------------------------------------------------------------------------------
1997               6.2%            1.1%               7.3%              7.3%
1998              27.1             1.7               28.8              28.6
--------------------------------------------------------------------------------
                       INSTITUTIONAL INDEX FUND
                              PLUS SHARES                             S&P 500
FISCAL          CAPITAL          INCOME              TOTAL             TOTAL
YEAR             RETURN          RETURN             RETURN            RETURN
--------------------------------------------------------------------------------
1999*             11.7%            0.7%              12.4%             12.4%
--------------------------------------------------------------------------------
*Six months ended June 30, 1999.
See Financial Highlights table on page 18 for dividend and capital gains information since the fund's inception.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1999
-----------------------------------------------------------------------------------------------
                                                                          SINCE INCEPTION
                                       INCEPTION                    ---------------------------
                                          DATE     1 YEAR  5 YEARS    CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------------
Institutional Index Fund               7/31/1990   22.93%   27.94%     16.49%   2.79%   19.28%
Institutional Index Fund Plus Shares    7/7/1997   22.97       --      23.03    1.88    24.91
-----------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to share-holders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------
                                                       Market
                                                       VALUE*
INSTITUTIONAL INDEX FUND                SHARES          (000)
--------------------------------------------------------------
COMMON STOCKS (99.7%)(1)
o  Microsoft Corp.                  14,890,492    $ 1,342,936
   General Electric Co.              9,545,672      1,078,661
   International Business
     Machines Corp.                  5,294,734        684,344
   Wal-Mart Stores, Inc.            12,983,242        626,441
o  Cisco Systems, Inc.               9,319,554        599,364
   Lucent Technologies, Inc.         8,868,785        598,089
   Intel Corp.                       9,680,243        575,974
   Exxon Corp.                       7,082,986        546,275
   AT&T Corp.                        9,283,778        518,151
   Merck & Co., Inc.                 6,886,886        509,629
   Citigroup, Inc.                   9,858,610        468,284
o  MCI WorldCom, Inc.                5,428,470        467,188
   The Coca-Cola Co.                 7,199,193        449,949
   American International
     Group, Inc.                     3,614,355        423,105
   Pfizer, Inc.                      3,775,981        414,414
   Bristol-Myers Squibb Co.          5,793,648        408,090
   Johnson & Johnson                 3,924,575        384,608
   Royal Dutch Petroleum
     Co. ADR                         6,255,947        376,921
   Bank of America Corp.             5,090,709        373,213
o  America Online, Inc.              3,169,872        350,271
   Procter & Gamble Co.              3,875,905        345,924
   SBC Communications Inc.           5,729,483        332,310
   Hewlett-Packard Co.               2,961,228        297,603
   Bell Atlantic Corp.               4,528,823        296,072
   Philip Morris Cos., Inc.          7,045,707        283,149
   Home Depot, Inc.                  4,318,253        278,257
o  Dell Computer Corp.               7,399,244        273,772
   BellSouth Corp.                   5,525,889        259,026
   Time Warner, Inc.                 3,480,091        255,787
   Ameritech Corp.                   3,206,331        235,665
   Eli Lilly & Co.                   3,211,836        230,048
   Schering-Plough Corp.             4,294,895        227,629
   Tyco International Ltd.           2,393,117        226,748
   Mobil Corp.                       2,278,793        225,601
   E.I. du Pont de Nemours & Co.     3,290,629        224,791
   American Home
     Products Corp.                  3,817,307        219,495
   GTE Corp.                         2,832,975        214,598
   The Chase Manhattan Corp.         2,461,155        213,197
   Wells Fargo Co.                   4,817,174        205,934
   Bank One Corp.                    3,445,433        205,219
   Fannie Mae                        2,990,410        204,469
   Abbott Laboratories               4,435,788        201,828
   Ford Motor Co.                    3,532,430        199,361
   The Walt Disney Co.               6,008,032        185,122
   Chevron Corp.                     1,911,981        181,997
   Warner-Lambert Co.                2,477,194        171,855
   Morgan Stanley Dean
     Witter & Co.                    1,673,429        171,526
   American Express Co.              1,314,277        171,020
   Nortel Networks Corp.             1,936,060        168,074
   PepsiCo, Inc.                     4,309,163        166,711
   Motorola, Inc.                    1,759,241        166,688
   Texas Instruments, Inc.           1,143,559        165,816
   McDonald's Corp.                  3,961,813        163,672
o  EMC Corp.                         2,947,997        162,140
o  Oracle Corp.                      4,191,959        155,626
o  Sun Microsystems, Inc.            2,253,617        155,218

--------------------------------------------------------------
                                                       Market
                                                       VALUE*
INSTITUTIONAL INDEX FUND                SHARES          (000)
--------------------------------------------------------------
   First Union Corp.                 2,867,569        134,776
   Sprint Corp.                      2,523,906        133,294
   Gillette Co.                      3,235,881        132,671
   Medtronic, Inc.                   1,700,519        132,428
o  MediaOne Group, Inc.              1,761,984        131,048
   Charles Schwab Corp.              1,188,776        130,617
   The Gap, Inc.                     2,498,863        125,880
   General Motors Corp.              1,898,078        125,273
   The Boeing Co.                    2,833,925        125,224
   Freddie Mac                       2,025,126        117,457
   Compaq Computer Corp.             4,950,625        117,268
   Unilever NV ADR                   1,661,702        115,904
   Xerox Corp.                       1,929,379        113,954
   AlliedSignal Inc.                 1,619,651        102,038
   Minnesota Mining &
     Manufacturing Co.               1,169,841        101,703
   Schlumberger Ltd.                 1,595,902        101,639
   United Technologies Corp.         1,386,651         99,406
   Anheuser-Busch Cos., Inc.         1,387,783         98,446
   Texaco Inc.                       1,560,950         97,559
   Waste Management, Inc.            1,776,911         95,509
   Associates First Capital Corp.    2,130,677         94,416
o  Amgen, Inc.                       1,490,977         90,763
o  CBS Corp.                         2,074,781         90,123
   Kimberly-Clark Corp.              1,568,258         89,391
o  Viacom Inc. Class B               1,977,150         86,995
   Carnival Corp.                    1,782,345         86,444
   U S WEST, Inc.                    1,463,606         85,987
   Computer Associates
     International, Inc.             1,562,060         85,913
   Merrill Lynch & Co., Inc.         1,070,238         85,552
   Walgreen Co.                      2,908,073         85,425
   Allstate Corp.                    2,374,615         85,189
   Enron Corp.                       1,031,728         84,344
   Colgate-Palmolive Co.               850,241         83,961
   Pharmacia & Upjohn, Inc.          1,474,723         83,783
   Dayton Hudson Corp.               1,288,392         83,745
   The Bank of New York Co., Inc.    2,219,835         81,440
   Dow Chemical Co.                    640,998         81,327
   Electronic Data Systems Corp.     1,431,592         80,974
o  Applied Materials, Inc.           1,086,186         80,242
   Emerson Electric Co.              1,267,820         79,714
   Atlantic Richfield Co.              947,156         79,147
   Automatic Data
     Processing, Inc.                1,795,631         79,008
o  Tellabs, Inc.                     1,132,267         76,499
   Comcast Corp. Class A Special     1,941,824         74,639
   Fleet Financial Group, Inc.       1,664,130         73,846
o  Sprint PCS                        1,278,610         73,041
   J.P. Morgan & Co., Inc.             517,422         72,698
   Monsanto Co.                      1,842,295         72,656
   U.S. Bancorp                      2,115,470         71,926
o  Safeway, Inc.                     1,448,836         71,717
   MBNA Corp.                        2,331,007         71,387
o  The Kroger Co.                    2,412,115         67,388
o  Clear Channel
     Communications, Inc.              968,822         66,788
   Alcoa Inc.                        1,071,156         66,278
   Household International, Inc.     1,397,134         66,189
   SunTrust Banks, Inc.                933,639         64,830
   Eastman Kodak Co.                   937,447         63,512
   Albertson's, Inc.                 1,230,634         63,455
   The Seagram Co. Ltd.              1,254,867         63,214
   First Data Corp.                  1,281,151         62,696
   Caterpillar, Inc.                 1,037,980         62,279
   ALLTEL Corp.                        868,829         62,121
   Lowe's Cos., Inc.                 1,085,025         61,507
   Washington Mutual, Inc.           1,727,483         61,110
   International Paper Co.           1,197,725         60,485
   National City Corp.                 917,341         60,086
   Sara Lee Corp.                    2,640,488         59,906
   Illinois Tool Works, Inc.           727,690         59,671
   Campbell Soup Co.                 1,286,643         59,668
   Gannett Co., Inc.                   822,656         58,717
   Marsh & McLennan Cos., Inc.         767,990         57,983
   Halliburton Co.                   1,279,788         57,910
   CVS Corp.                         1,140,196         57,865
   Duke Energy Corp.                 1,056,291         57,436
   Raytheon Co. Class B                803,618         56,555
   Firstar Corp.                     1,997,467         55,929
   American General Corp.              731,967         55,172
   Mellon Bank Corp.                 1,516,227         55,153
   CIGNA Corp.                         606,349         53,965
   Southern Co.                      2,026,740         53,709
   Williams Cos., Inc.               1,261,461         53,691
   H.J. Heinz Co.                    1,054,168         52,840
   Fifth Third Bancorp                 782,409         52,079
   NIKE, Inc. Class B                  817,739         51,773
   Baxter International, Inc.          850,737         51,576
o  Costco Cos., Inc.                   640,804         51,304
   Cardinal Health, Inc.               791,607         50,762
   PNC Bank Corp.                      880,186         50,721
   Pitney Bowes, Inc.                  789,051         50,697
o  Boston Scientific Corp.           1,149,998         50,528
   Wachovia Corp.                      589,687         50,455
   Corning, Inc.                       707,481         49,612
   Sears, Roebuck & Co.              1,109,481         49,441
o  Solectron Corp.                     732,588         48,854
o  FDX Corp.                           862,954         46,815
o  Cendant Corp.                     2,234,743         45,812
   Guidant Corp.                       878,754         45,201
   BankBoston Corp.                    865,866         44,267
o  NEXTEL Communications, Inc.         861,808         43,252
   Honeywell, Inc.                     368,998         42,758
   Lockheed Martin Corp.             1,144,230         42,623
o  Burlington Northern
     Santa Fe Corp.                  1,370,854         42,496
   KeyCorp                           1,317,347         42,320
   Avon Products, Inc.                 762,064         42,295
   Union Pacific Corp.                 719,804         41,974
o  Staples, Inc.                     1,356,124         41,955
   Omnicom Group Inc.                  520,974         41,678
   Bestfoods                           826,140         40,894
   Weyerhaeuser Co.                    584,394         40,177
   State Street Corp.                  467,276         39,894
   May Department Stores Co.           974,877         39,848
   The Hartford Financial
     Services Group, Inc.              681,587         39,745
   Kellogg Co.                       1,178,001         38,874
   Providian Financial Corp.           412,826         38,599
   Columbia/HCA
     Healthcare Corp.                1,690,181         38,557

--------------------------------------------------------------
                                                       Market
                                                       VALUE*
                                        SHARES          (000)
--------------------------------------------------------------
   Textron, Inc.                       462,556         38,074
   Newell Rubbermaid, Inc.             817,512         38,014
   ConAgra, Inc.                     1,419,591         37,797
   J.C. Penney Co., Inc.               766,233         37,210
o  BMC Software, Inc.                  688,673         37,188
   Phillips Petroleum Co.              736,817         37,071
   AFLAC, Inc.                         774,013         37,056
   Aetna Inc.                          413,721         37,002
   Coca-Cola Enterprises, Inc.       1,233,991         36,711
o  Kohl's Corp.                        474,713         36,642
   The Clorox Co.                      342,333         36,565
   PG&E Corp.                        1,113,012         36,173
   General Mills, Inc.                 444,597         35,734
   Interpublic Group of Cos., Inc.     406,441         35,208
o  Best Buy Co., Inc.                  514,808         34,750
   United Healthcare Corp.             539,698         33,799
o  Compuware Corp.                   1,061,420         33,766
   Texas Utilities Co.                 815,455         33,638
   Rockwell International Corp.        552,388         33,558
   Norfolk Southern Corp.            1,108,471         33,393
   BB&T Corp.                          909,138         33,354
   The Chubb Corp.                     471,032         32,737
o  Federated Department
     Stores, Inc.                      614,612         32,536
o  AES Corp.                           553,733         32,186
   Capital One Financial Corp.         577,252         32,146
   Mattel, Inc.                      1,210,298         31,997
o  Computer Sciences Corp.             461,352         31,920
   Baker Hughes, Inc.                  950,630         31,846
   TJX Cos., Inc.                      948,825         31,608
   Northern Trust Corp.                325,761         31,599
   The McGraw-Hill Cos., Inc.          577,607         31,155
   Ingersoll-Rand Co.                  480,232         31,035
   Vodafone AirTouch PLC ADR           157,407         31,009
o  AMR Corp.                           451,541         30,818
   Consolidated Edison, Inc.           680,261         30,782
   Aon Corp.                           743,206         30,657
   Progressive Corp. of Ohio           211,304         30,639
o  Unisys Corp.                        786,675         30,631
   Southwest Airlines Co.              981,127         30,538
   Lincoln National Corp.              583,623         30,531
   Delphi Automotive
     Systems Corp.                   1,640,026         30,443
   Wrigley, (Wm.) Jr. Co.              337,812         30,403
   Tribune Co.                         344,623         30,025
   PPG Industries, Inc.                508,323         30,023
   Franklin Resources Corp.            733,281         29,790
   Frontier Corp.                      501,404         29,583
o  Micron Technology, Inc.             730,528         29,449
   The Limited, Inc.                   644,371         29,238
   USX-Marathon Group                  895,393         29,156
   Ralston-Ralston Purina Group        949,248         28,893
   IMS Health, Inc.                    922,422         28,826
   Sysco Corp.                         961,580         28,667
   CSX Corp.                           631,126         28,598
   FPL Group, Inc.                     522,872         28,562
   Conseco, Inc.                       936,092         28,492
   Masco Corp.                         979,778         28,291
   Tandy Corp.                         578,405         28,270
o  3Com Corp.                        1,055,729         28,175
   Unocal Corp.                        704,049         27,898
   Circuit City Stores, Inc.           293,774         27,321
   Deere & Co.                         689,064         27,304
   Edison International              1,019,642         27,275
   Transamerica Corp.                  362,343         27,176
   Comerica, Inc.                      456,779         27,150
   Pioneer Hi-Bred
     International, Inc.               695,873         27,096
   PECO Energy Corp.                   646,828         27,086
o  Gateway, Inc.                       454,484         26,815
   Air Products & Chemicals, Inc.      666,185         26,814
   Marriott International, Inc.
     Class A                           717,208         26,806
   The Goodyear Tire & Rubber Co.      453,426         26,667
   Rohm & Haas Co.                     616,868         26,448
   Public Service Enterprise
     Group, Inc.                       644,495         26,344
   Mercantile Bancorp, Inc.            458,326         26,182
   The Quaker Oats Co.                 393,533         26,121
   Archer-Daniels-Midland Co.        1,689,258         26,078
   Loews Corp.                         328,453         25,989
o  Novell, Inc.                        975,841         25,860
   McKesson HBOC, Inc.                 803,937         25,826
   General Dynamics Corp.              369,598         25,317
   Regions Financial Corp.             653,712         25,127
   Coastal Corp.                       618,960         24,758
   Hershey Foods Corp.                 413,885         24,574
   Unicom Corp.                        635,408         24,503
   Dominion Resources, Inc.            564,798         24,463
   Georgia Pacific Group               516,344         24,462
   Fort James Corp.                    641,140         24,283
o  Tricon Global Restaurants, Inc.     445,025         24,087
   Reliant Energy, Inc.                862,897         23,838
o  Kmart Corp.                       1,436,153         23,607
   Delta Air Lines, Inc.               409,479         23,596
   Danaher Corp.                       391,532         22,758
   Dana Corp.                          491,367         22,634
   Paychex, Inc.                       709,418         22,613
   Dover Corp.                         645,211         22,582
   Praxair, Inc.                       458,250         22,426
   Entergy Corp.                       716,851         22,402
   Burlington Resources, Inc.          515,371         22,290
   UNUM Corp.                          403,124         22,071
   SLM Holding Corp.                   481,659         22,066
   Barrick Gold Corp.                1,135,590         22,002
   Becton, Dickinson & Co.             724,790         21,744
   St. Paul Cos., Inc.                 682,351         21,707
   Allergan, Inc.                      192,798         21,401
   Huntington Bancshares Inc.          609,173         21,321
   Occidental Petroleum Corp.        1,008,798         21,311
   FirstEnergy Corp.                   685,267         21,243
   Republic New York Corp.             310,108         21,145
   Lehman Brothers Holdings, Inc.      339,315         21,122
   American Electric Power
     Co., Inc.                         562,276         21,120
o  General Instrument Corp.            495,487         21,058
o  Apple Computer, Inc.                454,353         21,042
   Alcan Aluminium Ltd.                658,718         21,038
   Summit Bancorp                      502,380         21,006
   Avery Dennison Corp.                342,477         20,677
o  Office Depot, Inc.                  931,359         20,548
   Fortune Brands, Inc.                494,438         20,457

--------------------------------------------------------------
                                                       Market
                                                       VALUE*
INSTITUTIONAL INDEX FUND                SHARES          (000)
--------------------------------------------------------------
   Kansas City Southern
     Industries, Inc.                  319,685         20,400
   Jefferson-Pilot Corp.               307,910         20,380
   New York Times Co. Class A          542,287         19,963
   PaineWebber Group, Inc.             421,094         19,686
   Browning-Ferris Industries, Inc.    457,615         19,677
   TRW, Inc.                           351,120         19,268
   Eaton Corp.                         208,025         19,138
o  LSI Logic Corp.                     413,822         19,088
   Rite Aid Corp.                      766,472         18,874
   MBIA, Inc.                          291,127         18,850
   Carolina Power & Light Co.          439,804         18,829
   Union Carbide Corp.                 384,666         18,752
   SouthTrust Corp.                    487,199         18,696
   Dollar General Corp.                642,642         18,637
   Nabisco Group Holdings Corp.        943,636         18,460
o  HEALTHSOUTH Corp.                 1,223,027         18,269
   Union Planters Corp.                408,410         18,251
   Genuine Parts Co.                   519,438         18,180
   Cincinnati Financial Corp.          482,710         18,132
   Maytag Corp.                        260,089         18,125
o  Seagate Technology, Inc.            705,435         18,077
   Johnson Controls, Inc.              252,727         17,517
   SAFECO Corp.                        393,873         17,380
   Dun & Bradstreet Corp.              477,522         16,922
   DTE Energy Co.                      421,471         16,859
   PE Corp. - PE Biosystems Group      146,831         16,849
   Consolidated Natural Gas Co.        277,319         16,847
o  Tenet Healthcare Corp.              901,975         16,743
o  KLA-Tencor Corp.                    253,789         16,465
   Ecolab, Inc.                        376,398         16,420
   Provident Cos., Inc.                406,653         16,266
o  Wellpoint Health Networks Inc.
     Class A                           190,183         16,142
   Golden West Financial Corp.         164,529         16,124
   Black & Decker Corp.                254,247         16,049
   CenturyTel, Inc.                    403,169         16,026
   Winn-Dixie Stores, Inc.             429,571         15,867
   Hasbro, Inc.                        567,207         15,846
   Whirlpool Corp.                     214,078         15,842
   PacifiCorp                          859,439         15,792
   UST, Inc.                           537,796         15,731
   Sempra Energy                       694,555         15,714
o  Sealed Air Corp.                    241,097         15,641
   GPU, Inc.                           369,900         15,605
   Synovus Financial Corp.             783,327         15,569
   Amerada Hess Corp.                  261,193         15,541
   Bear Stearns Co., Inc.              332,041         15,523
   MGIC Investment Corp.               316,874         15,408
   Service Corp. International         790,118         15,210
   Equifax, Inc.                       426,139         15,208
   Columbia Energy Group               241,484         15,138
o  Toys R Us, Inc.                     729,739         15,096
o  ALZA Corp.                          295,446         15,031
   Ameren Corp.                        390,165         14,973
   W.W. Grainger, Inc.                 274,237         14,757
   Cinergy Corp.                       458,889         14,684
   Willamette Industries, Inc.         316,624         14,584
   VF Corp.                            340,799         14,569
o  Owens-Illinois, Inc.                443,168         14,486
   Dow Jones & Co., Inc.               271,684         14,416
   Adobe Systems, Inc.                 175,179         14,392
   R.R. Donnelley & Sons Co.           387,252         14,353
   Parker Hannifin Corp.               313,523         14,344
   CMS Energy Corp.                    339,388         14,212
   Central & South West Corp.          606,693         14,181
   Countrywide Credit
     Industries, Inc.                  330,683         14,137
   H & R Block, Inc.                   282,521         14,126
   Cooper Industries, Inc.             270,124         14,046
   PP&L Resources, Inc.                450,325         13,847
   Sherwin-Williams Co.                496,470         13,777
   Nordstrom, Inc.                     411,069         13,771
o  Ceridian Corp.                      418,207         13,670
   International Flavors &
     Fragrances, Inc.                  307,047         13,625
   Anadarko Petroleum Corp.            366,416         13,489
   Champion International Corp.        276,572         13,241
   Northrop Grumman Corp.              199,179         13,208
   The Times Mirror Co. Class A        219,648         13,014
o  AutoZone, Inc.                      431,578         13,001
   New Century Energies, Inc.          333,402         12,940
   Torchmark Corp.                     379,198         12,940
   Biomet, Inc.                        324,979         12,918
   Brown-Forman Corp. Class B          198,041         12,910
   Constellation Energy Group          433,627         12,846
   Knight Ridder                       229,946         12,633
   Apache Corp.                        323,742         12,626
   Bausch & Lomb, Inc.                 164,756         12,604
   Kerr-McGee Corp.                    250,470         12,570
   Allegheny Teledyne Inc.             550,219         12,449
   The Mead Corp.                      294,634         12,301
o  National Semiconductor Corp.        483,256         12,232
   PACCAR, Inc.                        226,034         12,065
o  PeopleSoft, Inc.                    692,377         11,944
   AmSouth Bancorp                     513,882         11,916
   Union Pacific Resources
     Group, Inc.                       729,898         11,906
   Raytheon Co. Class A                171,471         11,810
   Eastman Chemical Co.                228,005         11,799
   Tenneco, Inc.                       493,272         11,777
   Nucor Corp.                         248,180         11,773
   Hercules, Inc.                      292,008         11,480
   Harcourt General, Inc.              221,469         11,419
   Placer Dome, Inc.                   936,360         11,061
o  US Airways Group, Inc.              253,026         11,022
   Dillard's, Inc.                     310,049         10,890
   Reynolds Metals Co.                 183,422         10,822
   Temple-Inland Inc.                  158,380         10,809
   Northern States Power Co.           444,290         10,746
o  Parametric Technology Corp.         768,857         10,668
   Hilton Hotels Corp.                 751,381         10,660
   Sonat, Inc.                         319,193         10,573
   ITT Industries, Inc.                277,036         10,562
   Phelps Dodge Corp.                  167,509         10,375
   Case Corp.                          213,907         10,294
   Wendy's International, Inc.         357,989         10,136
   Crown Cork & Seal Co., Inc.         353,614         10,078
   Sigma-Aldrich Corp.                 286,621          9,871
   Inco Ltd.                           543,425          9,782
   Nalco Chemical Co.                  187,830          9,744
o  Watson Pharmaceuticals, Inc.        275,114          9,646

--------------------------------------------------------------
                                                       Market
                                                       VALUE*
                                        SHARES          (000)
--------------------------------------------------------------
o  Mirage Resorts, Inc.                574,486          9,623
   Newmont Mining Corp.                483,317          9,606
o  Navistar International Corp.        191,372          9,569
   Florida Progress Corp.              230,721          9,532
o  Thermo Electron Corp.               459,645          9,222
   The BFGoodrich Co.                  215,181          9,145
   Deluxe Corp.                        232,853          9,067
o  Silicon Graphics, Inc.              545,523          8,933
   SuperValu Inc.                      347,461          8,925
   Harris Corp.                        226,679          8,883
   Fluor Corp.                         218,680          8,857
   Darden Restaurants, Inc.            398,733          8,697
o  St. Jude Medical, Inc.              243,519          8,675
o  Niagara Mohawk Holdings Inc.        538,808          8,655
   Ashland, Inc.                       213,926          8,584
o  Consolidated Stores, Inc.           316,492          8,545
   Westvaco Corp.                      290,267          8,418
   Engelhard Corp.                     370,079          8,373
   The Stanley Works                   256,995          8,272
   Raychem Corp.                       222,665          8,239
   Sunoco, Inc.                        268,369          8,101
o  Harrah's Entertainment, Inc.        368,117          8,099
   Pall Corp.                          360,001          7,988
   Comcast Corp. Class A               218,396          7,821
   Scientific-Atlanta, Inc.            216,562          7,796
o  HCR Manor Care, Inc.                320,749          7,758
   Great Lakes Chemical Corp.          166,113          7,652
   Thomas & Betts Corp.                161,734          7,642
o  Advanced Micro Devices, Inc.        422,524          7,632
   Brunswick Corp.                     270,527          7,541
   Mallinckrodt, Inc.                  204,400          7,435
   Louisiana-Pacific Corp.             312,566          7,423
   C.R. Bard, Inc.                     153,744          7,351
   Freeport-McMoRan Copper &
     Gold Inc. Class B                 402,287          7,216
o  King World Productions, Inc.        205,674          7,160
   Laidlaw, Inc.                       946,778          6,982
   Boise Cascade Corp.                 161,976          6,965
   Cummins Engine Co., Inc.            120,096          6,860
   USX-U.S. Steel Group                253,376          6,841
   Snap-On Inc.                        187,890          6,799
o  Network Appliance, Inc.             121,317          6,779
   Centex Corp.                        180,310          6,773
   Liz Claiborne, Inc.                 185,227          6,761
   Armstrong World Industries, Inc.    114,719          6,632
o  FMC Corp.                            95,792          6,544
o  Cabletron Systems, Inc.             495,138          6,437
   IKON Office Solutions, Inc.         427,371          6,411
o  Humana, Inc.                        479,977          6,210
   Crane Co.                           196,774          6,186
   Homestake Mining Co.                744,750          6,098
   American Greetings Corp.
     Class A                           201,187          6,061
   Bemis Co., Inc.                     149,589          5,946
   Owens Corning                       155,967          5,361
   Ryder System, Inc.                  204,811          5,325
   Meredith Corp.                      149,863          5,189
   NICOR, Inc.                         136,136          5,182
   Adolph Coors Co. Class B            104,551          5,175
   Cooper Tire & Rubber Co.            217,439          5,137
   Millipore Corp.                     126,089          5,114
   Autodesk, Inc.                      169,028          4,997
   Shared Medical Systems Corp.         76,217          4,973
   McDermott International, Inc.       169,322          4,783
   R.J. Reynolds Tobacco
     Holdings, Inc.                    146,998          4,630
o  Andrew Corp.                        241,562          4,575
   EG&G, Inc.                          128,057          4,562
o  Rowan Cos., Inc.                    240,389          4,432
   Alberto-Culver Co. Class B          163,524          4,354
   Worthington Industries, Inc.        263,375          4,329
   National Service Industries, Inc.   117,877          4,244
   Tupperware Corp.                    164,994          4,207
   Tektronix, Inc.                     134,667          4,065
   Cyprus Amax Minerals Co.            260,551          3,957
   Great Atlantic & Pacific Tea
     Co., Inc.                         115,760          3,914
   Briggs & Stratton Corp.              67,236          3,883
o  W.R. Grace & Co.                    210,914          3,876
   Longs Drug Stores, Inc.             111,640          3,859
   Peoples Energy Corp.                101,793          3,836
   Ball Corp.                           88,012          3,719
   Potlatch Corp.                       82,964          3,645
   Vulcan Materials Co.                 73,695          3,556
   Polaroid Corp.                      125,697          3,472
   The Timken Co.                      177,893          3,469
   Kaufman & Broad Home Corp.          137,403          3,418
   Helmerich & Payne, Inc.             141,196          3,362
   The Pep Boys
     (Manny, Moe & Jack)               150,605          3,257
o  Reebok International Ltd.           162,323          3,023
o  Bethlehem Steel Corp.               392,011          3,014
   ONEOK, Inc.                          90,389          2,870
   Pulte Corp.                         123,732          2,854
   Fleetwood Enterprises, Inc.          98,900          2,615
   Eastern Enterprises                  63,681          2,531
   Springs Industries, Inc. Class A     50,768          2,215
   ASARCO, Inc.                        112,466          2,116
   Jostens, Inc.                       100,224          2,111
o  Data General Corp.                  141,936          2,067
   Fruit of the Loom, Inc. Class A     208,935          2,037
   Milacron Inc.                       109,063          2,018
   Russell Corp.                       102,508          1,999
   NACCO Industries, Inc. Class A       22,926          1,685
   Foster Wheeler Corp.                115,415          1,630
o  Viacom Inc. Class A                  36,030          1,590
   Battle Mountain Gold Co.
     Class A                           651,602          1,588
   Freeport-McMoRan Copper &
     Gold, Inc. Class A                 72,417          1,213
o  Triad Hospitals, Inc.                84,388          1,139
o  PE Corp.-Celera Genomics Group       36,458            590
o  LifePoint Hospitals, Inc.            41,888            563
   Moore Corp. Ltd.                     37,194            311
--------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $19,146,025)                               32,790,756
--------------------------------------------------------------

--------------------------------------------------------------
                                        Face           Market
                                      Amount           VALUE*
INSTITUTIONAL INDEX FUND                (000)           (000)
--------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.1%)(1)
--------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2)4.71%, 7/28/1999                   $  3,000          2,988
Federal National Mortgage Assn.
(2)4.69%, 7/22/1999                     10,000          9,970
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.87%, 7/1/1999                      17,400         17,400
--------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $30,362)                                         30,358
--------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
(COST $19,176,387)                                 32,821,114
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
--------------------------------------------------------------
Other Assets                                          905,805
Liabilities                                          (826,809)
                                                 -------------
                                                       78,996
--------------------------------------------------------------
NET ASSETS (100%)                                 $32,900,110
==============================================================
  *See Note A in Notes to Financial Statements.
  oNon-Income-Producing Security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.4% and -0.2%, respectively, of net assets.
   See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------
                                                       Amount
                                                        (000)
--------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------
Paid in Capital--Note C                           $19,143,191
Undistributed Net Investment Income                    10,396
Accumulated Net Realized Gains--Note C                 99,987
Unrealized Appreciation--Note D
  Investment Securities                            13,644,727
  Futures Contracts                                     1,809
--------------------------------------------------------------
NET ASSETS                                        $32,900,110
==============================================================

Institutional Shares--Net Assets
Applicable to 211,933,241 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)              $26,617,972
--------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                $125.60
==============================================================

Plus Shares--Net Assets
Applicable to 50,016,305 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)               $6,282,138
--------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  PLUS SHARES                                         $125.60
==============================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                       INSTITUTIONAL INDEX FUND
                                                 SIX MONTHS ENDED JUNE 30, 1999
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
      Dividends                                                      $  201,921
      Interest                                                            4,467
      Security Lending                                                      362
                                                                     -----------
             Total Income                                               206,750
                                                                     -----------
EXPENSES
      The Vanguard Group--Note B
             Management and Administrative                                3,013
             Shareholder Services--Institutional Shares                   4,811
             Shareholder Services--Plus Shares                              152
                                                                     -----------
             Total Expenses                                               7,976
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   198,774
--------------------------------------------------------------------------------
REALIZED NET GAIN
      Investment Securities Sold                                      1,120,813
      Futures Contracts                                                  10,529
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                     1,131,342
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
      Investment Securities                                           2,246,476
      Futures Contracts                                                     655
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      2,247,131
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,577,247
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------
                                                                          INSTITUTIONAL INDEX FUND
                                                                   -------------------------------------
                                                                        SIX MONTHS                 YEAR
                                                                             ENDED                ENDED
                                                                     JUN. 30, 1999        DEC. 31, 1998
                                                                             (000)                (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                               $   198,774          $   329,784
   Realized Net Gain                                                     1,131,342              973,438
   Change in Unrealized Appreciation (Depreciation)                      2,247,131            4,558,793
                                                                   -------------------------------------
      Net Increase in Net Assets Resulting from Operations               3,577,247            5,862,015
                                                                   -------------------------------------
DISTRIBUTIONS
   Net Investment Income
      Institutional Shares                                                (152,725)            (265,299)
      Plus Shares                                                          (39,039)             (61,192)
   Realized Capital Gain
      Institutional Shares                                                 (86,316)            (173,026)
      Plus Shares                                                          (21,390)             (38,070)
                                                                   -------------------------------------
      Total Distributions                                                 (299,470)            (537,587)
                                                                   -------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(1)
   Issued                                                                5,698,125            7,240,319
   Issued in Lieu of Cash Distributions                                    217,313              397,936
   Redeemed                                                             (4,282,895)          (4,971,503)
                                                                   -------------------------------------
      Net Increase--Institutional Shares                                 1,632,543            2,666,752
                                                                   -------------------------------------
CAPITAL SHARE TRANSACTIONS--PLUS SHARES(2)
   Issued                                                                2,112,730            1,688,651
   Issued in Lieu of Cash Distributions                                     56,346               97,590
   Redeemed                                                             (1,467,926)          (1,324,588)
                                                                   -------------------------------------
      Net Increase--Plus Shares                                            701,150              461,653
--------------------------------------------------------------------------------------------------------
   Total Increase                                                        5,611,470            8,452,833
--------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                  27,288,640           18,835,807
                                                                   -------------------------------------
   End of Period                                                       $32,900,110          $27,288,640
========================================================================================================

(1)Shares Issued (Redeemed)--Institutional Shares
   Issued                                                                   48,053               72,174
   Issued in Lieu of Cash Distributions                                      1,834                3,762
   Redeemed                                                                (35,904)             (49,354)
                                                                   -------------------------------------
      Net Increase in Shares Outstanding                                    13,983               26,582
========================================================================================================

(2)Shares Issued (Redeemed)--Plus Shares
   Issued                                                                   17,840               16,963
   Issued in Lieu of Cash Distributions                                        476                  924
   Redeemed                                                                (12,168)             (12,964)
                                                                   -------------------------------------
      Net Increase in Shares Outstanding                                     6,148                4,923
========================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------
                                                          INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
                                                                        YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED  -------------------------------------------------
THROUGHOUT EACH PERIOD                    JUN. 30, 1999      1998       1997     1996      1995      1994
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $112.85  $  89.56     $68.86   $57.93    $43.22    $44.20
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                           .755     1.429      1.391     1.38      1.28      1.23
   Net Realized and Unrealized Gain (Loss)
       on Investments                            13.145    24.177     21.415    11.90     14.86      (.66)
                                              ------------------------------------------------------------
       Total from Investment Operations          13.900    25.606     22.806    13.28     16.14       .57
                                              ------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income           (.730)   (1.416)    (1.391)   (1.36)    (1.27)    (1.21)
   Distributions from Realized Capital Gains      (.420)    (.900)     (.715)    (.99)     (.16)     (.34)
                                              ------------------------------------------------------------
       Total Distributions                       (1.150)   (2.316)    (2.106)   (2.35)    (1.43)    (1.55)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $125.60   $112.85     $89.56   $68.86    $57.93    $43.22
==========================================================================================================

TOTAL RETURN                                     12.38%    28.79%     33.36%   23.06%    37.60%     1.31%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)         $26,618   $22,338    $15,348  $11,426    $6,674    $3,265
   Ratio of Total Expenses to
       Average Net Assets                        0.06%*     0.06%      0.06%    0.06%     0.06%     0.07%
   Ratio of Net Investment Income to
       Average Net Assets                        1.31%*     1.46%      1.77%    2.18%     2.49%     2.80%
   Portfolio Turnover Rate**                       12%*       11%         7%       9%        4%       23%
==========================================================================================================
 *Annualized.
**Portfolio turnover rates excluding in-kind redemptions were 3%, 7%, 6%, 9%, 4%, and 19%, respectively.

FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL INDEX FUND PLUS SHARES
----------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED      YEAR ENDED        JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            JUN. 30, 1999   DEC. 31, 1998     DEC. 31, 1997
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $112.85        $  89.56            $84.91
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .773           1.464              .681
   Net Realized and Unrealized Gain (Loss) on Investments        13.145          24.177             5.455
                                                       ----------------------------------------------------
       Total from Investment Operations                          13.918          25.641             6.136
                                                       ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.748)         (1.451)            (.866)
   Distributions from Realized Capital Gains                      (.420)          (.900)            (.620)
                                                       ----------------------------------------------------
       Total Distributions                                       (1.168)         (2.351)           (1.486)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $125.60         $112.85            $89.56
==========================================================================================================

TOTAL RETURN                                                     12.40%          28.83%             7.29%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                          $6,282          $4,951            $3,488
   Ratio of Total Expenses to Average Net Assets               0.025%**          0.025%          0.025%**
   Ratio of Net Investment Income to Average Net Assets         1.36%**           1.49%           1.72%**
   Portfolio Turnover Rate+                                       12%**             11%                7%
==========================================================================================================
 *Inception.
**Annualized.
 +Portfolio turnover rates excluding in-kind redemptions were 3%, 7%, and 6%, respectively.

NOTES TO FINANCIAL STATEMENTS
Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Plus Shares. Plus Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $200 million. Institutional Shares are offered to other institutional investors that have a minimum investment of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with members of The Vanguard Group, transfers uninvested cash balances into a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. For the six months ended June 30, 1999, the annualized fees for such services were 0.06% and 0.025%, respectively, of average net assets for the Institutional and Plus Shares of the fund, of which 0.04% and 0.005%, respectively, related to class-specific shareholder services. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. During the six months ended June 30, 1999, the fund purchased $4,106,065,000 of investment securities and sold $1,869,747,000 of investment securities, other than temporary cash investments.
     During the six months ended June 30, 1999, the fund realized $1,026,534,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

D. At June 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $13,644,727,000, consisting of unrealized gains of $13,965,791,000 on securities that had risen in value since their purchase and $321,064,000 in unrealized losses on securities that had fallen in value since their purchase.
     At June 30, 1999, the aggregate settlement value of open futures contracts expiring in September 1999 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                         (000)
                                          --------------------------------------
                               NUMBER OF       AGGREGATE
                                 LONG         SETTLEMENT          UNREALIZED
FUTURES CONTRACTS              CONTRACTS         VALUE           APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                     242           $83,593             $1,809
--------------------------------------------------------------------------------

            TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson
& Johnson; Director of Johnson & JohnsonoMerck
Consumer Pharmaceuticals Co., Women First
HealthCare, Inc., Recording for the Blind and
Dyslexic, The Medical Center at Princeton, and
Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution;
Director of American Express Bank Ltd., The St.
Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics,
Princeton University; Director of Prudential Insurance
Co. of America, Banco Bilbao Gestinova, Baker
Fentress & Co., The Jeffrey Co., and Southern
New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO
Industries, The BFGoodrich Co., and The Standard
Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature
Conservancy; formerly, Director and Senior Partner of
McKinsey & Co. and President of New York University;
Director of Pacific Gas and Electric Co., Procter &
Gamble Co., NACCO Industries, and Newfield
Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas
Co.; Director of Cummins Engine Co. and The Mead
Corp.; Trustee of Vanderbilt University.

            OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The
Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.;
Treasurer of each of the investment companies in The Vanguard Group.

          OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
   is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]
                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]
                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]
                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28,1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[SHIP LOGO]
[THE VANGUARD GROUP (R) LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.


Q942-08/16/1999
(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.